Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V,

Ameritas Variable Separate Account VA-2,

Carillon Life Account and Carillon Account

Supplement to:

Corporate Benefit VUL, Overture Applause!, Overture Applause! II,

Overture Bravo!, Overture Encore!,

and Overture Annuity III-Plus

Prospectuses Dated May 1, 2007

Excel Choice and Executive Edge

Prospectuses Dated November 5, 2007

Protector hVUL and Excel Accumulator

Prospectuses Dated May 1, 2008

Overture Annuity II, Overture Annuity III,

Overture Accent!, and Overture Acclaim!

Prospectuses Dated September 1, 2009

VA I and VA II and VA II SA

Prospectuses Dated December 31, 2009

Excel Performance VUL (NY)

Prospectus Dated May 1, 2010

Advantage VA III

Prospectus Dated May 1, 2012

Overture Ovation!

Prospectus Dated May 1, 2021

Supplement Dated February 14, 2022

On January 1, 2022, Parametric Portfolio Associates LLC was added as a sub-adviser to the Calvert VP Volatility Managed Moderate Portfolio and the Calvert VP Volatility Managed Moderate Growth Portfolio (each individually "Portfolio"). Therefore, effective January 1, 2022, Parametric Portfolio Associates LLC is added as a sub-adviser to the Portfolio Subaccount Investment Option in your Policy prospectus.

Effective on or about April 29, 2022, the Invesco V.I. International Growth Fund (the "Fund") will be renamed Invesco V.I. EQV International Equity Fund. Therefore, on or about April 29, 2022, this name change is applicable to all references to the Fund and its associated Subaccount Investment Option in your prospectus and supporting materials.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2614 2-22